Exhibit 99.1

authID Inc. Reports Financial and Operating Results for the Second Quarter Ended June 30, 2022

Management to Host Conference Call Today at 5:30 p.m. EDT

DENVER, August 09, 2022 -- authID (Nasdaq: AUID) a leading provider of secure, mobile, biometric identity authentication solutions, today reported financial and operating results for the second quarter and six months ended June 30, 2022.

“This quarter, we gained traction as a noteworthy competitor in the biometric identity marketplace by achieving a perfect score for ISO Level 2 Biometric Presentation Attack Detection and achieving ISO 27001 Certification for Information Security Management Systems,” said Tom Thimot, CEO of authID. “The American Board of Radiology selected authID after a rigorous proof of concept, and we expanded our portfolio of financial services customers. Our focus on enabling companies to defend against password risks and fraudulent account takeovers, in addition to lowering their enterprise support costs are key aspects of our value proposition and the reason we believe we will gain momentum in the months ahead.”

Financial Results for the Three Months and Six Months Ended June 30, 2022

The following highlights comprise results from continuing operations, reflecting the previous announcement to exit the Company’s non-core businesses in South Africa and Colombia. These businesses are now classified in the Company’s financial statements as discontinued operations and assets held for sale.

●	Total revenue for the three months ended June 30, 2022 was $0.1 million, compared with total revenue of $0.1 million for the three months ended June 30, 2021. For the six months ended June 30, 2022, total revenue was $0.2 million, compared with total revenue for the six months ended June 30, 2021 of $0.3 million. For both the three and six- month periods, VerifiedTM software license revenue increased sequentially.
●	Net loss for the three months ended June 30, 2022 was $6.4 million, compared with $3.0 million a year ago. For the six-month period in 2022, net loss was $11.5 million, compared with $5.4 million for the same period last year.
●	Net loss per share for the three months ended June 30, 2022 was $0.26, compared with $0.15 for the three months ended June 30, 2021. For the six months ended June 30, 2022, net loss per share was $0.48, compared with $0.27 for the same period last year.
●	Adjusted EBITDA loss for the three months ended June 30, 2022 was $3.0 million, compared with $1.3 million for the three months ended June 30, 2021. For the six months ended June 30, 2022, Adjusted EBITDA loss was $5.9 million, compared with $2.5 million, for the same period last year.

Refer to Table 1 for reconciliation of loss to Adjusted EBITDA (a non-GAAP measure).

“Despite macroeconomic headwinds that we believe resulted in longer sales cycles than anticipated for Verified Consumer, interest in our Verified Workforce solutions is a bright spot and is growing as organizations accelerate their move to passwordless and Zero Trust authentication,” Thimot added. “Businesses implementing our secure cloud-based biometric identity authentication platform gain the assurance they need that the user behind the device is who they say they are. We expect our continued focus on sales of our workforce cybersecurity products will contribute to our growth and support our target of reaching positive cash flow by the time we enter 2024.”

Highlights for the Second Quarter of 2022 and Subsequent Weeks:

•	Won the American Board of Radiology, which selected authID to deploy its facial biometric authentication solution following a successful proof-of-concept trial period. authID believes this win highlights the large opportunity to grow market share in the healthcare segment.
•	Signed several new financial services customers including Ansa Bank, Stepping Stones Federal Community Credit Union and Practice Wise DDS an international bank, a US credit union and a fintech for health care professionals.
•	Added a global online media company and several financial services providers, through US channel partners, to help reduce identity fraud in account recovery and digital customer onboarding.
•	Achieved certification for ISO 27001:2013 for Information Security Management System (ISMS), providing further evidence that authID has met a rigorous framework of security management standards for ensuring the confidentiality, integrity, and availability of its biometric authentication platform.
•	Achieved a perfect score for International Standards Organization (ISO) 30107-3 Level 1 and 2 standards for Presentation Attack Detection for the company’s Verified™ platform, preventing more than 700 presentation attacks for a 0% failure rate. This successful independent testing demonstrates the additional fraud protection and security authID can provide to its customers.
•	Named Annie Pham, formerly of Sonic Wall and Broadcom, as CFO, and appointed former CLEAR executive Joe Trelin to authID’s Board of Directors.

Today’s Conference Call and Webcast

The Company will host a webcast and conference call today at 5:30 p.m. EST to discuss the financial results and provide a corporate update.

•	To listen to the webcast and view the presentation, investors can follow this link: https://edge.media-server.com/mmc/p/o858qhwi.
•	Anyone interested in asking questions during the live call should also register here: Registration Link for Teleconference Dial In. Note you can pre-register for the teleconference. Once registered online you will receive the dial in number and a PIN. The PIN cannot be shared with anyone else.

•	A replay of the event and a copy of the presentation will also be available for 90 days via authID’s Investor Relations news and events web page at: https://investors.authid.ai/news-and-events/events-and-presentations.

About authID Inc.
At authID (Nasdaq: AUID), We Are Digital Identity®. authID provides secure, mobile, biometric identity verification software products through Verified®, an easy-to-integrate Identity as a Service (IDaaS) platform. Our suite of self-service biometric identity verification and authentication solutions frictionlessly eliminate passwords through consent-based facial matching. Powered by sophisticated biometric and artificial intelligence technologies, authID aims to strengthen security and trust between businesses and their customers. For more information, go to: www.authid.ai.

Forward-Looking Statements

Information contained in this announcement may include “forward-looking statements.” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc. and its business partners, future service launches with customers, the outcome of pilots and new initiatives and customer pipeline are forward-looking statements. Such forward-looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice. Implementation of some or all of the new services referred to is subject to regulatory or other third-party approvals. Actual results may vary materially from the results anticipated by these forward-looking statements as a result of a variety of risk factors, including the risk that implementation, adoption and offering of the service by customers, consumers and others may take longer than anticipated, or may not occur at all; changes in laws, regulations and practices; changes in domestic and international economic and political conditions, the as yet uncertain impact of the war in Ukraine, the Covid-19 pandemic and others. See the Company’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2021 filed at www.sec.gov and other documents filed with the SEC for other risk factors which investors should consider. These forward-looking statements speak only as to the date of this announcement and cannot be relied upon as a guide to future performance. authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this announcement to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based.

Investor Relations Contacts:
Grace DeFries authID SVP, Marketing Communications & Investor Relations investor-relations@authID.ai	Ina McGuinness The Bliss Group 805.427.1372

Non-GAAP Financial Information

The Company provides certain supplemental financial measures in this statement that are not calculated in accordance with U.S. generally accepted accounting principles or “GAAP”. Management believes that Adjusted EBITDA, Booked Annual Recurring Revenue (“BARR”) and Annual Recurring Revenue (“ARR”), when viewed with our results calculated in accordance with GAAP and the accompanying reconciliations, provide useful information about our period-over-period results. Adjusted EBITDA is presented because management believes it provides additional information with respect to the performance of our fundamental business activities and is also frequently used by securities analysts, investors and other interested parties in the evaluation of comparable companies. BARR and ARR are presented because management believes they provide leading indicators of the trends that will ultimately impact the Company’s revenues, as calculated in accordance with GAAP. BARR and ARR are performance metrics that should be viewed independently of and not as substitutes for revenue. Management also relies on Adjusted EBITDA, BARR and ARR as primary measures to review and assess the operating performance of our Company and our management and these measures are also used as factors in connection with our executive performance-based compensation. These non-GAAP key business indicators, which include Adjusted EBITDA, BARR and ARR should not be considered replacements for and should be read in conjunction with the GAAP financial measures.

authID defines Adjusted EBITDA as GAAP net loss adjusted to exclude: (1) interest expense, (2) interest income, (3) income tax expense, (4) depreciation and amortization, (5) stock-based compensation expense and (6) certain other items management believes affect the comparability of operating results. Please see Table 1 below for a reconciliation of Adjusted EBITDA continuing operations to Loss from continuing operations, the most directly comparable financial measure calculated and presented in accordance with GAAP.

Table 1

Reconciliation of Loss from continuing operations to Adjusted EBITDA continuing operations

(unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

Loss from continuing operations	$(6,366,520)	$(3,008,218)	$(11,466,525)	$(5,375,751)

Add back:

Interest expense	459,262	253,919	493,904	551,351
Other (income)	-	(480,156)	(3,240)	(480,156)
Severance cost	-	-	150,000	-
Depreciation and amortization	244,448	299,239	460,833	579,435
Taxes	7,316	1,028	8,100	6,947
Stock compensation	2,632,118	1,634,546	4,499,107	2,261,126

Adjusted EBITDA continuing operations (Non-GAAP)	$(3,023,376)	$(1,299,642)	$(5,857,821)	$(2,457,048)

The company defines Booked Annual Recurring Revenue or BARR, as the amount of annual recurring revenue represented by either (a) the minimum amounts payable under contracted orders for our Verified products booked by customers with authID, or (b) the estimated amounts of annual recurring revenue, we believe will be earned under such contracted orders. The cumulative amount of BARR under contracts for Verified products through June 30, 2022 is approximately $161,000.

The company defines Annual Recurring Revenue or ARR, as the amount of recurring revenue derived from sales of our Verified products during the last month of the relevant period (in this case June 2022) as determined in accordance with GAAP, multiplied by 12. The amount of ARR as of June 30, 2022 is approximately $154,000.

BARR may be distinguished from ARR, as BARR does not take into account the time to implement any contract for Verified, nor for any ramp in adoption, or seasonality of usage of the Verified products. BARR and ARR have limitations as analytical tools, and you should not consider them in isolation from, or as a substitute for, analysis of our results as reported under GAAP. Some of these limitations are:

•	BARR & ARR should not be considered as predictors of future revenues but only as indicators of the direction in which revenues may be trending. Actual revenue results in the future as determined in accordance with GAAP may be significantly different to the amounts indicated as BARR or ARR at any time.
•	BARR and ARR are to be considered “forward looking statements” and subject to the same risks, as other such statements (see note on “Forward Looking Statements” above)
•	BARR & ARR only include revenues from sale of our Verified products and not other revenues;
•	BARR & ARR do not include amounts we consider as non-recurring revenues (for example one-off implementation fees).

authID INC. AND SUBSIDIARIES

(formerly known as Ipsidy Inc.)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues:
Verified software license	$51,409	$18,499	$86,902	$33,021
Legacy authentication services	15,000	128,272	144,559	261,810
Total revenues, net	66,409	146,771	231,461	294,831

Operating expenses:
General and administrative	4,806,275	2,733,786	9,284,897	4,343,822
Research and development	915,628	347,173	1,453,492	669,183
Depreciation and amortization	244,448	299,239	460,833	579,435
Total operating expenses	5,966,351	3,380,198	11,199,222	5,592,440

Loss from continuing operations	(5,899,942)	(3,233,427)	(10,967,761)	(5,297,609)

Other income (expense):
Other income	-	480,156	3,240	480,156
Interest expense, net	(459,262)	(253,919)	(493,904)	(551,351)
Other income (expense), net	(459,262)	226,237	(490,664)	(71,195)

Loss from continuing operations before income taxes	(6,359,204)	(3,007,190)	(11,458,425)	(5,368,804)

Income tax expense	(7,316)	(1,028)	(8,100)	(6,947)

Loss from continuing operations	(6,366,520)	(3,008,218)	(11,466,525)	(5,375,751)

Loss from discontinued operations	(206,307)	(49,392)	(407,030)	(171,858)

Net loss	$(6,572,827)	$(3,057,610)	$(11,873,555)	$(5,547,609)

Net loss per share - Basic and Diluted
Continuing operations	$(0.26)	$(0.15)	$(0.48)	$(0.27)
Discontinued operations	$(0.01)	$(0.00)	$(0.02)	$(0.01)

Weighted average shares outstanding - Basic and Diluted	24,673,806	20,248,868	24,118,829	20,003,913

authID INC. AND SUBSIDIARIES

(formerly known as Ipsidy Inc.)

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2022	2021
	(unaudited)
ASSETS
Current Assets:
Cash	$9,978,252	$5,767,276
Accounts receivable, net	38,076	26,846
Other current assets	997,113	502,721
Current assets held for sale	781,895	629,752
Total current assets	11,795,336	6,926,595

Property and Equipment, net	-	25,399
Other Assets	351,024	2,501
Intangible Assets, net	1,958,142	2,379,451
Goodwill	4,183,232	4,183,232
Non-current assets held for sale	73,981	312,831
Total assets	$18,361,715	$13,830,009

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$1,784,682	$1,778,092
Convertible debt	662,000	662,000
Deferred revenue	45,644	199,007
Current liabilities held for sale	534,118	295,332
Total current liabilities	3,026,444	2,934,431
Non-current Liabilities:
Convertible debt	7,607,011	-
Total liabilities	10,633,455	2,934,431

Stockholders’ Equity:
Common stock, $0.0001 par value, 1,000,000,000 shares authorized; 24,789,418 and 23,294,024 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	2,478	2,329
Additional paid in capital	135,322,838	126,581,702
Accumulated deficit	(127,773,494)	(115,899,939)
Accumulated comprehensive income	176,438	211,486
Total stockholders’ equity	7,728,260	10,895,578
Total liabilities and stockholders’ equity	$18,361,715	$13,830,009